EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 20, 2014, between RiceBran Technologies, a California corporation (the “Company”), and each of the several investors signatory hereto (each such purchaser, an “Investor” and, collectively, the “Investors”).

In connection with the Note and Warrant Purchase Agreement, dated as of March 20, 2014, entered into by the Company and the Investors (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to each Investor notes of the Company (the "Notes"), which will, among other things, be convertible into (i) shares of the Company's common stock, no par value per share (the "Common Stock", as converted, the "Conversion Shares") in accordance with the terms of the Notes, and (ii) certain warrants (collectively, the “Warrants”) which will be exercisable to purchase Common Stock (the “Warrant Shares”) in accordance with the terms of the Warrants.

To induce the Investors to consummate the transactions contemplated by the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

The Company and each Investor hereby agrees as follows:

1.            Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the Preamble.

“Company” shall have the meaning set forth in the Preamble.

“Cut Back Shares” shall have the meaning set forth in Section 2.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 5.

“Non-Registration Event” shall have the meaning set forth in Section 5.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Preamble.

“Investor” and “Investors” shall have the meaning set forth in the Preamble.

“Required Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following Shareholder Approval (as defined below) (or the 90th calendar day after Shareholder Approval in the event that such Registration Statement is subject to a full review by the SEC) and with respect to any additional Registration Statements which may be required pursuant to Section 2, the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or the 120th calendar day following the date on which an additional Registration Statement is required to be filed hereunder in the event that such Registration Statement is subject to a full review by the SEC).

“Required Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the date of the Company’s shareholder meeting which must be held by July 1, 2014 and at which time the Company’s shareholders approve   (i) to increase the Company’s number of authorized shares of common stock to enable the issuance of the Underlying Securities, and (ii) the issuance of the Underlying Securities, if required by the NASDAQ listing rules (“Shareholder Approval”) and, with respect to any additional Registration Statements which may be required pursuant to Section 2, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Registrable Securities” means, as of any date of determination, (a) all Conversion Shares then issuable upon conversion in full of the Notes (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (b) all Warrant Shares then issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (x) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the 1933 Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (y) such Registrable Securities have been previously sold in accordance with Rule 144, or (z) such securities become eligible for resale pursuant to Rule 144 (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and the Warrants are exercised by “cashless exercise” as provided in the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Expenses” has the meaning set forth in Section 6.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Restriction Termination Date” shall have the meaning set forth in Section 2.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the Securities and Exchange Commission.

“SEC Restrictions” shall have the meaning set forth in Section 2.

2.            Registration Statement Requirements.  The Company shall file with the SEC a Form S-3 registration statement (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Securities as permitted by the SEC (provided that the Company shall use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities) pursuant to Rule 415 for resale and distribution under the 1933 Act on or before the Required Filing Date and use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Required Effectiveness Date.  The Company will register not less than all of the Registrable Securities.  In the event that the Company is required by the SEC to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, then the Company shall reduce the Registrable Securities pro rata, and unless otherwise directed in writing by the Investor as to its Registrable Securities, the number of Registrable Securities and other securities to be registered on such Registration Statement will first be reduced by securities included in such Registration Statement that are not Registrable Securities, second by the Registrable Securities represented by Conversion Shares and third by the Registrable Securities represented by Warrant Shares.  Notwithstanding anything to the contrary contained in this Section 2, if the Company receives comments from the SEC with respect to the Registration Statement, and following discussions with and responses to the SEC in which the Company uses its commercially reasonable efforts and time to cause as many Registrable Securities for as many Investors as possible to be included in the Registration Statement filed pursuant to Section 2 without characterizing any Investor as an underwriter, the Company is unable to cause the inclusion of all Registrable Securities in such Registration Statement, then the Company may, following not less than one (1) Trading Day prior written notice to the Investors, (x) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require in order for the SEC to allow such Registration Statement to become effective (collectively, the “SEC Restrictions”).  Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2 shall be allocated among the Registrable Securities of the Investors on a pro rata basis.  No liquidated damages under Section 5 shall accrue on or as to any Cut Back Shares, and the Required Effectiveness Date with respect to such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of this Section 2 (including, without limitation, the liquidated damages provisions, subject to tolling as provided above) shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as Registrable Securities) so that the Company will be required to file with and cause to be declared effective by the SEC such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Investors thereof pursuant to Rule 144).  The Company may only file an additional Registration Statement under this Section 2 only if the Initial Registration Statement has been declared effective.

3.            Registration Procedures. If and whenever the Company is required by the provisions of Section 2 to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

(a)          Within a reasonable time before filing a Registration Statement or amendments or supplements thereto, furnish to the Investors of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of the Investor’s counsel;

(b)      subject to the timelines provided in this Agreement, prepare and file the Registration Statement with the SEC, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), respond as promptly as commercially practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and file any pre-effective amendments with respect to a Registration Statement as promptly as reasonable possible, and promptly provide to Investors copies of all filings and SEC letters of comment (provided that the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any subsidiary) and notify the Investors on or before the second business day thereafter that the Company receives notice that (i) the SEC has no comments or no further comments on the Registration Statement, and (ii) the Registration Statement has been declared effective;

(c)      prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such Registration Statement has been effective for a period of six months (“Effectiveness Period”) and prepare and file with the SEC such additional Registration Statements as may be required hereunder and to keep each additional Registration Statement effective for the Effectiveness Period;

(d)      furnish to the Investors such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such Investors reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such Registration Statement or make them electronically available;

(e)       promptly notify the Investors of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event or passage of time of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or the financial statements included therein ineligible for inclusion or which becomes subject to a SEC, state or other governmental order suspending the effectiveness of the Registration Statement covering any of the Registrable Securities.  The Company shall use its best efforts to ensure that the use of such prospectus (as amended) may be resumed as promptly as practicable.  Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to such prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of such prospectus in accordance with this Section 3(d) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the prospectus, or until the Company delivers to such Investor or files with the SEC an amended or supplemented prospectus; and

(f)           comply with all applicable rules and regulations of the SEC.

4.            Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company the completed form of the Selling Securityholder Questionnaire attached hereto as Annex A and any other customary documents that the Company may reasonably request to assure compliance with federal and applicable state securities laws.

5.            Non-Registration Events.  The Company and the Investors agree that the Investors will suffer damages if the Registration Statement is not filed by the Required Filing Date and not declared effective by the SEC by the Required Effectiveness Date or if, after it is declared effective, its effectiveness is not maintained in the manner and within the time periods contemplated by Section 2 hereof, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or before the Required Filing Date, (B) the Registration Statement is not declared effective on or before the Required Effectiveness Date, or (C) any Registration Statement described in Section 2 is declared effective but shall thereafter cease to be effective for a period of time which shall exceed thirty (30) days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event, a “Non-Registration Event”), then the Company shall deliver to the Investors, as liquidated damages (“Liquidated Damages”), an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Investor pursuant to the Note Purchase Agreement for any unregistered Registrable Securities then held by such Holder and for each subsequent thirty (30) day period (pro rata for any period less than thirty days) which are subject to such Non-Registration Event.  The maximum aggregate Liquidated Damages payable to the Investor under this Agreement shall be twelve percent (12.0%) of the aggregate purchase price paid by such Investor pursuant to the Note Purchase Agreement.  The Company must pay Liquidated Damages in cash within seven (7) business days following the occurrence of a Non-Registration Event.  In the event the Company fails to pay the Liquidated Damages to the Investor within seven (7) business days following the occurrence of a Non-Registration Event, interest will accrue on the amount of the unpaid Liquidated Damages at 18% interest per annum.  In the event a Registration Statement is filed by the Required Filing Date but is withdrawn prior to being declared effective by the SEC, then such Registration Statement will be deemed to have not been filed.

6.            Expenses.  All fees and expenses incurred by the Company in complying with Section 2, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with any filing with FINRA pursuant to FINRA Rule 5110 that may be required to be made by any broker through which an Investor intends to make sales of Registrable Securities, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.”  The Company will pay all Registration Expenses in connection with any Registration Statement described in Section 2.  Each Investor shall pay the fees and expenses of its counsel, if any, with respect hereto.

7.            Indemnification and Contribution.

(a)      In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 2, the Company will, to the extent permitted by law, indemnify and hold harmless the Investor, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Investor, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Investor or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and (2) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of the Company’s obligations under this Agreement and will, subject to the provisions of Section 7(c), reimburse the Investor, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Investor to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus delivered by the Company to the Investor with or prior to the delivery of written confirmation of the sale by the Investor to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Investor in writing specifically for use in such Registration Statement or prospectus.

(b)      In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 2, each Investor severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Investor, as such, furnished in writing to the Company by such Investor specifically for use in such Registration Statement or prospectus, and provided, further, however, that the liability of the Investor hereunder shall be limited to the net proceeds actually received by the Investor from the sale of Registrable Securities pursuant to such Registration Statement.

(c)      Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party under this Section, except and only if and to the extent the indemnifying party is prejudiced by such omission (as determined by a court). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Subject to the terms of this Agreement, all reasonable fees and expenses of the indemnified party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the indemnified party, as incurred, within ten business days of written notice thereof to the indemnifying party; provided, that, the indemnified party shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such indemnified party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)      In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) an Investor, or any controlling person of an Investor, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Investor or controlling person of the Investor in circumstances for which indemnification is not provided under this Section 7; then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Investor, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by the Investor from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any Person; and

(e)      The indemnity and contribution agreements contained in this Section 7 are in addition to any other liability that the indemnifying parties may have to the indemnified parties.

8.            Miscellaneous.

(a)      Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)      Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)      Piggy-Back Registrations. If, at any time prior to the six month anniversary of the date hereof, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(c) that are eligible for resale pursuant to Rule 144 promulgated by the SEC pursuant to the 1933 Act or that are the subject of a then effective Registration Statement.

(d)      Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities (including, for this purpose any Registrable Securities issuable upon exercise or conversion of any Security).   Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 8(d).

(e)      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)       Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder if: (i) such Holder agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Note Purchase Agreement, the Notes and the Warrants (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

(g)      Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h)      Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)       Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k)      Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(l)           No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Neither the Company not any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any person that have not been satisfied in full.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RICEBRAN TECHNOLOGIES

By:	W. John Short

Name: W. John Short

Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO REGISTRATION RIGHTS AGREEMENT]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Annex A

RICEBRAN TECHNOLOGIES

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of RiceBran Technologies, a California corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.             Name.

(a)           Full Legal Name of Selling Stockholder:

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.  Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes   __                     No  __

(b)           If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   __                     No   __

Note:           If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes   __                      No   __

(d)           If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   __                     No   __

Note:  If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Note Purchase Agreement.

(a)           Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: